                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  4
Portfolio of Investments.........................  5
Statement of Assets and Liabilities..............  9
Statement of Operations.......................... 10
Statement of Changes in Net Assets............... 11
Financial Highlights............................. 12
Notes to Financial Statements.................... 14
Report of Independent Accountants................ 17
Dividend Reinvestment Plan....................... 18

VLT ANR 2/97

                             LETTER TO SHAREHOLDERS



February 10, 1997

Dear Shareholder,
    The high yield bond market, which
is influenced by both the stock and
bond markets, was one of the best
performing sectors of the domestic                       [PHOTO]
fixed-income market in 1996. Strong
corporate earnings helped boost high
yield bond prices throughout 1996 and
offset some of the negative effects
of a weaker bond market during the
first half of the year.                  DENNIS J. MCDONNELL AND DON G. POWELL
    Bond prices fell in the first six
months of 1996 on fears that strong economic growth would spur the Federal Reserve Board to raise interest rates. When second-quarter growth (real gross domestic product, adjusted for inflation) was reported to have risen 4.7 percent, bond prices fell even further, and long-term Treasury bond yields, which move in the opposite direction of bond prices, jumped above 7.0 percent. During this same period, equities surged, particularly stocks of small capitalization companies.
    Early in the third quarter, the scenario shifted. Stocks suffered a temporary setback but bounced back in early August and rallied through year end, led by large capitalization stocks. Bonds recovered as economic growth slowed to
2.0 percent. Concerns about increasing price pressures and Fed tightening receded, and the 30-year Treasury bond yield fell to approximately 6.6 percent in late October, where it remained at year end.

PORTFOLIO STRATEGY
    The Limited Term High Income Trust's portfolio is comprised primarily of non-investment grade bonds. Currently, about 36 percent of the Trust's assets are invested in BB-rated bonds, which is the highest quality rating within the non-investment grade category. Approximately 57 percent of the Trust's assets are invested in B-rated bonds. When the stock market rises, as it did in 1996, these lower-rated bonds have tended to outperform higher-rated bonds, because higher-rated securities are more liquid and respond quicker to interest rate fluctuations. Also, lower-rated securities usually have performed better in a growing economy as their credit prospects may improve and the high coupons act as buffers against rising interest rates.
    During 1996, the Trust increased its holdings of energy and gaming securities, which were among the top performing sectors in the high yield market. The Trust also increased its exposure to media/telecommunications companies, one of the largest issuers of high yield bonds.
    Following shareholder approval in October, we eliminated the Trust's June 1, 2001 termination date. This change will allow the Trust to lengthen the average maturity of the portfolio's holdings, which may enhance the future income potential of the Trust.

                                                           Continued on page two

[CREDIT QUALITY GRAPH]
PORTFOLIO COMPOSITION BY CREDIT QUALITY


                        As of           As of
                     December 31,      June 30,
                        1996            1996(1)

B.....................  57.4%           57.0%
BB....................  35.7%           38.1%
BBB...................   2.4%            2.8%
CCC...................   0.4%            0.3%
Non-Rated.............   4.1%            1.8%


(1) Unaudited
Based upon credit quality issued by Standard & Poor's.
For securities not rated by Standard & Poor's, the Moody's rating is used.

PERFORMANCE SUMMARY
    The Trust's leveraged capital structure, which involves borrowing short-term funds to purchase long-term corporate securities, helped to provide a high level of current income and strong total returns in 1996. For the 12-month period ended December 31, 1996, the Trust generated a total return of 18.91 percent(1). This strong performance reflects a gain in market price per common share from $8.750 on December 31, 1995 to $9.375 on December 31, 1996, plus reinvestment of dividends totaling $0.96 per share. Based upon the monthly dividend of $.0800 and the closing common stock price on December 31, 1996, the Trust generated a distribution rate of 10.24 percent(3). The Trust's borrowing costs held steady because short-term interest rates remained relatively stable during the year. It should be noted, however, that a rise in short-term rates would have an unfavorable effect on the dividend-paying ability of the common shares and could negatively impact the share price.

ECONOMIC OUTLOOK
    We believe that the economy will grow at a modest pace in 1997, near 2.5 percent, although there could be periods of strong economic growth. While these growth spurts may be accompanied by short-term market fluctuation, we do not believe they will be strong enough to reignite inflation. The results of the November elections reinforce this view--the combination of a Democratic president and a Republican Congress should help restrain potential spending increases and large tax cuts, and therefore keep the budget deficit under control.
    We believe there is a possibility that the Fed will grow more concerned about the economy's strength and nudge interest rates higher, though not before March. We also anticipate continued strong demand for U.S. bonds by overseas investors. The stock market is another factor that will influence the performance of the high yield bond market this year. If stocks continue to advance, we believe the high yield bond market will reap a large percentage of that gain, as it has in the past. If stocks fall, we believe the income component of the high yield market will offset some of the negative effects of that decline.

                                                         Continued on page three

CORPORATE NEWS
    As you may be aware, shareholders approved the acquisition of VK/AC Holding, Inc. by Morgan Stanley Group Inc. We believe this acquisition will further help investors achieve their long-term goals. Morgan Stanley's strong global presence and commitment to superior investment performance complement our broad range of investment products, money management capability and high level of service. Thank you for your continued confidence in your investment with Van Kampen American Capital.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.


[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1996

           VAN KAMPEN AMERICAN CAPITAL LIMITED TERM HIGH INCOME TRUST
                           (NYSE TICKER SYMBOL--VLT)

 COMMON SHARE TOTAL RETURNS

One year total return on market price(1)....................  18.91%
One year total return based on NAV(2).......................  15.15%

 DISTRIBUTION RATE

Distribution rate as a % of closing common stock price(3)...  10.24%

 SHARE VALUATIONS

Net asset value.............................................  $ 8.31
Closing common stock price..................................  $9.375
One year high common stock price (12/30/96).................  $9.500
One year low common stock price (06/27/96)..................  $8.625
Preferred share rate(4).....................................  5.305%

(1)Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing stock price at the end of the period indicated.

(2)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3)Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4)See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1996
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon     Maturity  Market Value
--------------------------------------------------------------------------------------------
          CORPORATE BONDS
          AEROSPACE & DEFENSE  2.2%
$1,950    Sequa Corp.....................................     9.625%   10/15/99  $  2,023,125
   450    Sequa Corp.....................................     9.375    12/15/03       459,000
                                                                                 ------------
                                                                                    2,482,125
                                                                                 ------------
          AUTOMOBILE  2.7%
   550    Aetna Industries, Inc..........................    11.875    10/01/06       592,625
   900    Exide Corp.....................................    10.750    12/15/02       940,500
   500    JPS Automotive Products Corp...................    11.125    06/15/01       537,500
   950    Speedy Muffler King, Inc.......................    10.875    10/01/06     1,016,500
                                                                                 ------------
                                                                                    3,087,125
                                                                                 ------------
          BUILDINGS & REAL ESTATE  5.0%
 1,900    American Standard, Inc.........................    10.875    05/15/99     2,047,250
   250    American Standard, Inc.........................    11.375    05/15/04       268,750
 1,600    Doman Industries Ltd...........................     8.750    03/15/04     1,504,000
 1,600    Schuller International Group, Inc..............    10.875    12/15/04     1,784,000
                                                                                 ------------
                                                                                    5,604,000
                                                                                 ------------
          CHEMICAL  1.6%
 1,694    ISP Holdings, Inc., 144A Private Placement (c).     9.750    02/15/02     1,778,700
                                                                                 ------------
          CONTAINERS, PACKAGING & GLASS  6.8%
   500    Owens Illinois, Inc............................    10.250    04/01/99       505,000
 2,000    Owens Illinois, Inc............................    11.000    12/01/03     2,230,000
   700    S.D. Warren Co.................................    12.000    12/15/04       756,000
   800    Stone Consolidated Corp........................    10.250    12/15/00       850,000
   500    Sweetheart Cup, Inc............................     9.625    09/01/00       518,750
   550    Sweetheart Cup, Inc............................    10.500    09/01/03       578,875
 2,100    U.S. Can Co....................................    13.500    01/15/02     2,194,500
                                                                                 ------------
                                                                                    7,633,125
                                                                                 ------------
          DIVERSIFIED/CONGLOMERATE MANUFACTURING  3.4%
 1,050    Communications & Power Industries, Inc.........    12.000    08/01/05     1,178,625
   900    Jordan Industries, Inc.........................    10.375    08/01/03       895,500
 1,650    Talley Manufacturing & Technology, Inc.........    10.750    10/15/03     1,728,375
                                                                                 ------------
                                                                                    3,802,500
                                                                                 ------------
          ECOLOGICAL  0.4%
   400    Norcal Waste Systems, Inc. (b).................    12.500    11/15/05       446,000
                                                                                 ------------
          ELECTRONICS  4.4%
 1,200    Advanced Micro Devices, Inc....................    11.000    08/01/03     1,305,000
 1,850    Bell & Howell Co. (b)..........................  0/11.500    03/01/05     1,373,625
 1,100    Computervision.................................    11.375    08/15/99     1,149,500
 1,000    Exide Electronics Group, Inc. (Including 1,000
          common stock warrants).........................    11.500    03/15/06     1,100,000
                                                                                 ------------
                                                                                    4,928,125
                                                                                 ------------

                                               See Notes to Financial Statements

                               December 31, 1996
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon     Maturity  Market Value
--------------------------------------------------------------------------------------------

          ENERGY  1.9%
$  550    National Energy Group, Inc., 144A Private
          Placement (c)..................................    10.750%   11/01/06  $    577,500
 1,350    Petroleum Heat & Power, Inc....................    12.250    02/01/05     1,505,250
                                                                                 ------------
                                                                                    2,082,750
                                                                                 ------------
          FARMING & AGRICULTURE  0.5%
   500    Trans Resources, Inc...........................    11.875    07/01/02       505,000
                                                                                 ------------
          FINANCE  2.3%
 2,450    American Annuity Group, Inc....................    11.125    02/01/03     2,639,875
                                                                                 ------------
          GROCERY  2.1%
   640    Pantry, Inc....................................    12.000    11/15/00       614,400
 1,050    Pathmark Stores, Inc...........................     9.625    05/01/03     1,008,000
   700    Vons Cos., Inc.................................     9.625    04/01/02       731,500
                                                                                 ------------
                                                                                    2,353,900
                                                                                 ------------
          HEALTHCARE  3.1%
 1,000    Merit Behavioral Care Corp.....................    11.500    11/15/05     1,075,000
   200    Ornda Healthcorp...............................    12.250    05/15/02       213,000
 1,200    Ornda Healthcorp...............................    11.375    08/15/04     1,386,000
   700    Tenet Healthcare Corp..........................    10.125    03/01/05       773,500
                                                                                 ------------
                                                                                    3,447,500
                                                                                 ------------
          HOTEL, MOTEL, INNS & GAMING  6.7%
   925    Argosy Gaming Co...............................    13.250    06/01/04       869,500
 1,400    California Hotel Finance Corp..................    11.000    12/01/02     1,456,000
   950    Coast Hotels & Casinos, Inc....................    13.000    12/15/02     1,049,750
   850    Grand Casino, Inc..............................    10.125    12/01/03       854,250
   850    Hollywood Casino, Inc..........................    12.750    11/01/03       820,250
   700    Majestic Star Casino L.L.C.....................    12.750    05/15/03       750,750
 1,025    MGM Grand Hotel Finance Corp...................    11.750    05/01/99     1,066,000
   675    Trump Atlantic City Associates.................    11.250    05/01/06       671,625
                                                                                 ------------
                                                                                    7,538,125
                                                                                 ------------
          LEISURE  3.6%
 1,450    Selmer, Inc....................................    11.000    05/15/05     1,576,875
 2,300    Viacom International, Inc......................    10.250    09/15/01     2,501,250
                                                                                 ------------
                                                                                    4,078,125
                                                                                 ------------
          MACHINERY  0.7%
   800    Clark Material Handling Corp., 144A Private
          Placement (c)..................................    10.750    11/15/06       828,000
                                                                                 ------------
          MINING, STEEL, IRON & NON-PRECIOUS METAL  3.5%
 1,150    Armco, Inc.....................................    11.375    10/15/99     1,207,500
   600    Carbide/Graphite Group, Inc....................    11.500    09/01/03       657,000
 1,000    Easco Corp.....................................    10.000    03/15/01     1,010,000
   130    Inland Steel Co................................    12.000    12/01/98       139,100
   950    WCI Steel, Inc., 144A Private Placement (c)....    10.000    12/01/04       969,000
                                                                                 ------------
                                                                                    3,982,600
                                                                                 ------------

                                               See Notes to Financial Statements

                               December 31, 1996
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon     Maturity  Market Value
--------------------------------------------------------------------------------------------

          OIL & GAS  9.7%
$1,150    Clark R & M Holdings, Inc......................         *    02/15/00  $    828,000
   700    Coda Energy, Inc...............................    10.500%   04/01/06       742,000
 1,400    Giant Industries, Inc..........................     9.750    11/15/03     1,452,500
 2,800    Global Marine, Inc.............................    12.750    12/15/99     3,024,000
 1,450    KCS Energy, Inc................................    11.000    01/15/03     1,580,500
   500    Parker Drilling Co., 144A Private Placement (c).    9.750    11/15/06       526,250
 2,625    Triton Energy Corp. (b)........................     9.750    12/15/00     2,743,125
                                                                                 ------------
                                                                                   10,896,375
                                                                                 ------------
          PERSONAL & NON-DURABLE  2.2%
   300    Rayovac Corp., 144A Private Placement (c)......    10.250    11/01/06       307,500
 1,150    Revlon Consumer Products Corp..................     9.375    04/01/01     1,181,625
   550    Revlon Consumer Products Corp..................    10.500    02/15/03       577,500
   450    Revlon Consumer Products Corp..................    10.875    07/15/10       460,125
                                                                                 ------------
                                                                                    2,526,750
                                                                                 ------------
          PRINTING, PUBLISHING & BROADCASTING  15.1%
 2,000    Cablevision Systems Corp.......................    10.750    04/01/04     2,075,000
   400    Cablevision Systems Corp.......................    10.500    05/15/16       414,000
 1,000    Century Communications Corp....................     9.750    02/15/02     1,027,500
   400    Century Communications Corp....................    11.875    10/15/03       426,000
   550    Comcast Corp...................................     9.375    05/15/05       572,000
   600    Comcast Corp...................................     9.125    10/15/06       615,000
   950    EZ Communications, Inc.........................     9.750    12/01/05       992,750
   500    Heritage Media Services........................    11.000    06/15/02       537,500
 2,400    Insight Communications Co. (b).................    11.250    03/01/00     2,484,000
   850    International Cabletel, Inc. (b)...............  0/12.750    04/15/05       639,625
   450    International Cabletel, Inc. (b)...............  0/11.500    02/01/06       307,125
   350    JCAC, Inc......................................    10.125    06/15/06       362,250
 1,900    K-III Communications Corp......................    10.625    05/01/02     1,999,750
   750    Katz Media Corp., 144A Private Placement (c)...    10.500    01/15/07       770,625
 2,150    SCI Television, Inc............................    11.000    06/30/05     2,311,250
   800    Young Broadcasting, Inc........................    11.750    11/15/04       876,000
   550    Young Broadcasting, Inc........................    10.125    02/15/05       566,500
                                                                                 ------------
                                                                                   16,976,875
                                                                                 ------------
         RETAIL  5.2%
  350    Cole National Group, Inc., 144A Private
         Placement (c)..................................     9.875    12/31/06       357,875
  500    Hosiery Corp. America, Inc. (Including 500
         common stock warrants).........................    13.750    08/01/02       580,000
  800    Loehmann's, Inc................................    11.875    05/15/03       864,000

                                               See Notes to Financial Statements

                               December 31, 1996
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon     Maturity  Market Value
--------------------------------------------------------------------------------------------
          RETAIL (CONTINUED)
$2,070    Thrifty Payless................................    12.250%   04/15/04  $  2,442,600
 1,450    Waban, Inc.....................................    11.000    05/15/04     1,631,250
                                                                                 ------------
                                                                                    5,875,725
                                                                                 ------------
          TELECOMMUNICATIONS  5.9%
 1,100    Centennial Cellular Corp.......................    10.125    05/15/05     1,111,000
   400    Intermedia Communications of Florida, Inc.
          (Including 400 common stock warrants)..........    13.500    06/01/05       475,000
   450    Intermedia Communications of Florida, Inc.
          (b)............................................  0/12.500    05/15/06       297,000
 1,200    IXC Communications, Inc........................    12.500    10/01/05     1,320,000
 1,500    Panamsat L.P...................................     9.750    08/01/00     1,586,250
   450    Pricellular Wireless Corp. (b).................  0/12.250    10/01/03       387,000
   450    Pricellular Wireless Corp., 144A Private
          Placement (c)..................................    10.750    11/01/04       471,375
 1,350    Teleport Communications Group (b)..............  0/11.125    07/01/07       931,500
                                                                                 ------------
                                                                                    6,579,125
                                                                                 ------------
          TEXTILES  1.0%
 1,100    Dan River, Inc.................................    10.125    12/15/03     1,105,500
                                                                                 ------------
          TRANSPORTATION  1.2%
 1,300    U.S. Air, Inc..................................     8.625    09/01/98     1,303,250
                                                                                 ------------
          UTILITIES  5.3%
 1,300    AES Corp.......................................    10.250    07/15/06     1,404,000
   675    California Energy, Inc.........................     9.875    06/30/03       715,500
 2,500    Connecticut Yankee Atomic Power................    12.000    06/01/00     2,575,000
   850    El Paso Electric Co............................     8.250    02/01/03       873,375
   350    El Paso Electric Co............................     8.900    02/01/06       369,250
                                                                                 ------------
                                                                                    5,937,125
                                                                                 ------------
 TOTAL LONG-TERM INVESTMENTS  96.5%
   (Cost $105,258,919) (a).....................................................   108,418,300
 REPURCHASE AGREEMENT  1.9%
 J.P. Morgan Securities, U.S. Treasury Note, $2,054,000 par, 7.250% coupon, due
 05/15/16, dated 12/31/96, to be sold on 01/02/97 at $2,144,744................     2,144,000
 OTHER ASSETS IN EXCESS OF LIABILITIES  1.6%...................................     1,801,475
                                                                                 ------------
 NET ASSETS  100.0%............................................................  $112,363,775
                                                                                 ============


*Zero coupon bond

(a) At December 31, 1996, cost for federal income tax purposes is $105,258,919; the aggregate gross unrealized appreciation is $3,526,598 and the aggregate gross unrealized depreciation is $367,217, resulting in net unrealized appreciation of $3,159,381.

(b) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(c) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1996
--------------------------------------------------------------------------------

ASSETS:
Long-Term Investments, at Market Value (Cost $105,258,919)
  (Note 1)..................................................  $108,418,300
Repurchase Agreements (Note 1)..............................     2,144,000
Cash........................................................       101,593
Interest Receivable.........................................     2,354,055
Other.......................................................         1,101
                                                              ------------
      Total Assets..........................................   113,019,049
                                                              ------------
LIABILITIES:
Payables:
  Income Distributions - Common and Preferred Shares........       246,201
  Investments Purchased.....................................       101,500
  Investment Advisory Fee (Note 2)..........................        71,105
  Affiliates (Note 2).......................................        11,764
Accrued Expenses............................................       166,709
Deferred Compensation and Retirement Plans (Note 2).........        57,995
                                                              ------------
      Total Liabilities.....................................       655,274
                                                              ------------
NET ASSETS..................................................  $112,363,775
                                                              ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, 100,000,000 shares
  authorized, 900 outstanding with liquidation preference of
  $50,000 per share) (Note 4)...............................  $ 45,000,000
                                                              ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized,
  8,109,000 shares issued and outstanding)..................        81,090
Paid in Surplus.............................................    84,279,775
Net Unrealized Appreciation on Investments..................     3,159,381
Accumulated Undistributed Net Investment Income.............     1,400,564
Accumulated Net Realized Loss on Investments................   (21,557,035)
                                                              ------------
      Net Assets Applicable to Common Shares................    67,363,775
                                                              ------------
NET ASSETS..................................................  $112,363,775
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($67,363,775 divided by
  8,109,000 shares outstanding).............................  $       8.31
                                                              ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $11,137,579
Other.......................................................       63,750
                                                              -----------
      Total Income..........................................   11,201,329
                                                              -----------
EXPENSES:
Investment Advisory Fee (Note 2)............................      829,233
Preferred Share Maintenance (Note 4)........................      120,140
Shareholder Services (Note 2)...............................       65,370
Custody.....................................................       46,848
Trustees Fees and Expenses (Note 2).........................       31,368
Legal (Note 2)..............................................       14,640
Other.......................................................      133,399
                                                              -----------
      Total Expenses........................................    1,240,998
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 9,960,331
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS ON INVESTMENTS:
Net Realized Gain on Investments............................  $ 1,318,205
                                                              -----------
Unrealized Appreciation/Depreciation on Investments:
  Beginning of the Period...................................    2,743,836
  End of the Period.........................................    3,159,381
                                                              -----------
Net Unrealized Appreciation on Investments During the
  Period....................................................      415,545
                                                              -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.............  $ 1,733,750
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $11,694,081
                                                              ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended December 31, 1996 and 1995
--------------------------------------------------------------------------------

                                                        Year Ended          Year Ended
                                                     December 31, 1996   December 31, 1995
------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................    $  9,960,331        $ 10,318,943
Net Realized Gain on Investments...................       1,318,205             660,883
Net Unrealized Appreciation on Investments During
  the Period.......................................         415,545           5,878,915
                                                       ------------        ------------
Change in Net Assets from Operations...............      11,694,081          16,858,741
                                                       ------------        ------------
Distributions from Net Investment Income:
  Common Shares....................................      (7,783,848)         (7,783,987)
  Preferred Shares.................................      (2,368,052)         (2,614,443)
                                                       ------------        ------------
Total Distributions................................     (10,151,900)        (10,398,430)
                                                       ------------        ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.......................................       1,542,181           6,460,311
NET ASSETS:
Beginning of the Period............................     110,821,594         104,361,283
                                                       ------------        ------------
End of the Period (Including accumulated
  undistributed net investment income of $1,400,564
  and $1,551,323, respectively)....................    $112,363,775        $110,821,594
                                                       ============        ============


                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
--------------------------------------------------------------------------------


                                                           -----------------------------
                                                            1996       1995       1994
----------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period (a).............  $8.117     $7.320      $8.982
                                                           ------     ------      ------
  Net Investment Income..................................   1.228      1.273       1.283
  Net Realized and Unrealized Gain/Loss on Investments...    .214       .806      (1.530)
                                                           ------     ------      ------
Total from Investment Operations.........................   1.442      2.079       (.247)
                                                           ------     ------      ------
Less:
  Distributions from Net Investment Income:
    Paid to Common Shareholders..........................    .960       .960       1.180
    Common Share Equivalent of Distributions Paid to
      Preferred Shareholders.............................    .292       .322        .235
  Return of Capital Paid to Common Shareholders..........     -0-        -0-         -0-
                                                           ------     ------      ------
Total Distributions......................................   1.252      1.282       1.415
                                                           ------     ------      ------
Net Asset Value, End of the Period.......................  $8.307     $8.117      $7.320
                                                           ======     ======      ======
Market Price Per Share at End of the Period..............  $9.375     $8.750      $7.500
Total Investment Return at Market Price (b)..............  18.91%     30.33%     (12.94%)
Total Return at Net Asset Value (c)......................  15.15%     25.19%      (5.70%)
Net Assets at End of the Period (In millions)............  $112.4     $110.8      $104.4
Ratio of Expenses to Average Net Assets Applicable to
  Common Shares..........................................   1.89%      1.96%       1.97%
Ratio of Expenses to Average Net Assets..................   1.12%      1.15%       1.17%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (d)........................  11.58%     12.09%      12.87%
Portfolio Turnover.......................................     94%       124%        125%

(a) Net Asset Value at April 28, 1989 of $11.160 is adjusted for common and preferred share offering costs of $.395 per share. Net asset value at December 31, 1991 of $7.619 is adjusted for redemption costs associated with the 9.5% cumulative preferred shares and offering costs associated with the auction preferred shares of $.332 per share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net investment income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

* Non-Annualized

N/A = Not Applicable

--------------------------------------------------------------------------------

                                               April 28, 1989
                                                (Commencement
Year Ended December 31                          of Investment
----------------------------------------       Operations) to
       1993     1992     1991     1990        December 31, 1989
-------------------------------------------------------------------
      $7.916   $7.287   $5.884    $9.307                $10.765
      ------   ------   ------    ------                -------
       1.422    1.691    1.512     1.908                  1.283
       1.021     .415    1.686    (3.410)                (1.461)
      ------   ------   ------    ------                -------
       2.443    2.106    3.198    (1.502)                (0.178)
      ------   ------   ------    ------                -------


       1.200     .975     .920     1.238                   .909

        .177     .502     .543      .666                   .371
         -0-      -0-      -0-      .017                    -0-
      ------   ------   ------    ------                -------
       1.377    1.477    1.463     1.921                  1.280
      ------   ------   ------    ------                -------
      $8.982   $7.916   $7.619    $5.884                $ 9.307
      ======   ======   ======    ======                =======
      $9.750   $9.375   $7.500    $5.250                 $9.000
      17.01%   39.58%   62.27%   (30.57%)               (18.34%)*
      30.08%   16.92%   46.26%   (24.92%)               (15.21%)*
      $117.8   $109.2   $108.2     $94.1                 $135.5

       1.72%    1.73%    2.73%     2.12%                  1.57%
       1.05%    1.02%    1.52%     1.11%                    N/A

      14.41%   14.49%   13.59%    15.99%                 12.91%
        140%     145%      97%       65%                    31%*

                                              See Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1996
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Limited Term High Income Trust (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide high current income, consistent with preservation of capital, by investing in a portfolio of medium or lower grade fixed-income securities, or non-rated securities of comparable quality. The Trust commenced investment operations on April 28, 1989.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations, prices provided by market makers or estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At December 31, 1996, there were no when issued or delayed delivery purchase commitments.

    The Trust invests in repurchase agreements, which are short-term investments in which the Trust acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. The Trust will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Trust.

                               December 31, 1996
--------------------------------------------------------------------------------

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond discounts are amortized over the expected life of each applicable security.

D. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 1996, the Trust had an accumulated capital loss carryforward for tax purposes of $21,549,013 which expires between December 31, 1998 and December 31, 2003, respectively.

E. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays dividends from net investment income to common shareholders monthly. Net realized gains, if any, are distributed annually to common shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the 1996 fiscal year have been identified and appropriately reclassified. Permanent book and tax basis differences relating to the recognition of certain expenses which are not deductible for tax purposes totaling $40,810 have been reclassified from accumulated undistributed net investment income to capital.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly of .75% of the average net assets of the Trust.

    Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the year ended December 31, 1996, the Trust recognized expenses of approximately $14,700 representing Van Kampen American Capital Distributors, Inc.'s or its affiliates' (collectively "VKAC") cost of providing accounting, legal and certain shareholder services to the Trust.

                               December 31, 1996
--------------------------------------------------------------------------------

    Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

    The Trust has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC.

3. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments were $106,104,971 and $98,495,709, respectively.

4. AUCTION PREFERRED SHARES
The Trust has outstanding 900 shares of Auction Preferred Shares ("APS"). Dividends are cumulative and the rate is currently reset every 28 days through an auction process. The rate in effect on December 31, 1996, was 5.305%. During the year ended December 31, 1996, the rates ranged from 5.090% to 5.774%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at a price of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the APS are subject to mandatory redemption if the tests are not met.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of

Van Kampen American Capital Limited Term High Income Trust:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital Limited Term High Income Trust (the "Trust"), including the portfolio of investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Limited Term High Income Trust as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
February 4, 1997

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a Dividend Reinvestment Plan (the "Plan") pursuant to which Common Shareholders who are participants in the Plan may have all distributions of dividends and capital gains distributions automatically reinvested in Common Shares of the Trust. All Common Shareholders are deemed to be participants in the Plan unless they specifically elect not to participate. Common Shareholders who elect not to participate in the Plan will receive all distributions of dividends and capital gains in cash paid by check mailed directly to the Common Shareholder by the Trust's dividend disbursing agent.

HOW THE PLAN WORKS
State Street Bank and Trust Company, as your Plan Agent, serves as agent for the Common Shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gains distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new Common Shares in connection with the Plan. All reinvestments are in full and fractional Common Shares, carried to three decimal places.
    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent, with the written consent of the Trust, by providing at least 90 days written notice to all Participants in the Plan.

COSTS OF THE PLAN
The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS
You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW
All Common Shareholders of the Trust are deemed to be participants in the Plan unless they specifically elect not to participate. You may withdraw from the Plan at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan, and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
         2800 Post Oak Blvd., Houston, TX 77056, Attn: Closed-End Funds

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND
INTERNATIONAL
   Global Equity Fund
   Global Government Securities Fund
   Global Managed Assets Fund
   Short-Term Global Income Fund
   Strategic Income Fund

EQUITY
Growth
   Aggressive Growth Fund
   Emerging Growth Fund
   Enterprise Fund
   Growth Fund
   Pace Fund
Growth & Income
   Balanced Fund
   Comstock Fund
   Equity Income Fund
   Growth and Income Fund
   Harbor Fund
   Real Estate Securities Fund
   Utility Fund

FIXED INCOME
   Corporate Bond Fund
   Government Securities Fund
   High Income Corporate Bond Fund
   High Yield Fund
   Limited Maturity Government Fund
   Prime Rate Income Trust
   Reserve Fund
   U.S. Government Fund
   U.S. Government Trust for Income


TAX-FREE
   California Insured Tax Free Fund
   Florida Insured Tax Free Income Fund
   High Yield Municipal Fund
   Insured Tax Free Income Fund
   Intermediate Term Municipal Income Fund
   Municipal Income Fund
   New Jersey Tax Free Income Fund
   New York Tax Free Income Fund
   Pennsylvania Tax Free Income Fund
   Tax Free High Income Fund
   Tax Free Money Fund

MORGAN STANLEY FUND, INC.
   Aggressive Equity Fund
   American Value Fund
   Asian Growth Fund
   Emerging Markets Fund
   Global Equity Allocation Fund
   Global Fixed Income Fund
   High Yield Fund
   International Magnum Fund
   Latin American Fund
   Worldwide High Income Fund

   Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds, or 1-800-282-4404 for Morgan Stanley retail funds.

           VAN KAMPEN AMERICAN CAPITAL LIMITED TERM HIGH INCOME TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL*--Chairman
THEODORE A. MYERS
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
  Vice President


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND
TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1997
    All rights reserved.

(SM) denotes a service mark of Van Kampen American Capital Distributors, Inc.


                          RESULTS OF SHAREHOLDER VOTES

An Annual Meeting of Shareholders of the Trust was held on May 23, 1996, where shareholders voted on the election of trustees and the selection of independent public accountants. With regard to the election of David C. Arch as elected trustee by the common shareholders of the Trust, 6,998,215 shares voted in his favor, 140,228 shares withheld. With regard to the election of Howard J Kerr as elected trustee by the common shareholders of the Trust, 7,000,098 shares voted in his favor, 138,346 shares withheld. With regard to the election of Dennis J. McDonnell as elected trustee by the common shareholders of the Trust, 7,005,440 shares voted in his favor, 133,003 shares withheld. The other trustees of the Fund whose terms did not expire in 1996 are Rod Dammeyer, Theodore A. Myers, Hugo Sonnenschein and Wayne W. Whalen. With regard to the ratification of KPMG Peat Marwick LLP as independent public accountants for the Trust, 6,983,805 shares voted in favor of the proposal, 63,644 shares voted against and 91,795 shares abstained.

A Special Meeting of Shareholders of the Trust was held on October 23, 1996, where shareholders voted on a new investment advisory agreement, an amendment to the Fund's Declaration of Trust and changes to investment policies. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Investment Advisory Corp. and the Trust, 6,569,166 shares voted for the proposal, 189,858 shares voted against, 223,798 shares abstained and 143,905 shares represented broker non-votes. With regard to the approval of an amendment to the Fund's Declaration of Trust, 4,083,540 shares voted in favor of the proposal, 173,887 shares voted against, 233,871 shares abstained and 2,635,429 shares represented broker non-votes. With regard to the approval of certain changes to the Trust's fundamental investment policies with respect to investments in other investment companies, 3,359,054 shares voted for the proposal, 240,799 voted against, 225,554 shares abstained and 3,301,320 shares represented broker non-votes.